UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): January 4, 2008

EQUITY RESIDENTIAL

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza, Suite 400 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

                                                        (a), (b) Throughout 2007, Equity Residential, through its operating partnership, ERP Operating Limited Partnership (collectively with Equity Residential, the “Company”), acquired various real estate properties, including the Company’s acquisitions of the properties known as the Florida Portfolio, Berkeley Portfolio, Teresina at Lomas Verdes, Upper West Side Portfolio and Greenwood Properties, (collectively the “Properties”).  The Company is hereby filing certain financial information relating to the Properties (see Item 9.01(d) below) indicated under Rule 3-14 and Article 11 of Regulation S-X.

                                                        The Properties were acquired from unrelated third parties.  After reasonable inquiry, the Company is not aware of any material factors relating to the operations of the Properties not otherwise disclosed that would cause the reported historical financial information not to be necessarily indicative of future operating results.

                                                        Material factors considered in assessing the acquisition of the Properties included, but were not limited to, the opportunity to acquire high quality apartment properties in top United States growth markets and the following:

•                  The Florida Portfolio consists of six properties with 2,398 apartment units located throughout Florida. The properties consist of 2,426,168 net rentable square feet of space. The historical and expected future cash flows of the property are strong and stable and the properties have a collective occupancy percentage equal to 93.8%.  The Florida Portfolio was acquired on January 4, 2007 for a total purchase price of $404.0 million.

•                  The Berkeley Portfolio consists of seven high quality, mixed use properties in close proximity to the University of California, Berkeley.  The portfolio consists of 418 units, 255,764 of net rentable square feet of residential space and approximately 40,460 square feet of commercial space. The historical and expected future cash flows of the property are strong and stable and the properties have a collective occupancy percentage equal to 99.2%.  The Berkeley Portfolio was acquired on April 18, 2007 for a total purchase price of $145.9 million.

•                  Teresina at Lomas Verdes consists of 440 apartment units located in Chula Vista, California. The property consists of 430,945 net rentable square feet of space. The historical and expected future cash flows of the property are strong and stable and the property has an occupancy percentage equal to 94.9%.  Teresina at Lomas Verdes was acquired on April 25, 2007 for a purchase price of $90.3 million.

•                  The Upper West Side Portfolio consists of three high rise buildings located on the Upper West Side of Manhattan.  The portfolio consists of 479 units, 248,092 of net rentable square feet of residential space and approximately 16,690 square feet of commercial space. The historical and expected future cash flows of the properties are strong and stable and the properties have a collective occupancy percentage equal to 95.3%.  The Upper West Side Portfolio was acquired on June 12, 2007 for a total purchase price of $180.0 million.

•                  The Greenwood Properties consist of two properties with 557 apartment units located in Centennial, Colorado. The properties consist of 548,253 net rentable square feet of space. The historical and expected future cash flows of the property are strong and stable and the properties have a collective occupancy percentage equal to 95.7%.  The Greenwood Properties were acquired on July 27, 2007 for a total purchase price of $82.5 million.

                                                        Based on the above factors, the historical financial statements included herein relating to the acquisitions have been audited for the Properties’ most recent fiscal years.  In addition, the Properties are directly or indirectly owned by entities that elect or have elected to be treated as real estate investment trusts (“REIT’s”) for federal income tax purposes.  Therefore, a presentation of estimated taxable operating results is not applicable.

(d)           Exhibits:

Exhibit Number	Exhibit
23.1	Consents of Ernst & Young LLP

99.1	(a) Financial Statements of Real Estate Operations Acquired

(i) Florida Portfolio Report of Independent Registered Public Accounting Firm Statement of Revenue and Certain Expenses Notes to Statement of Revenue and Certain Expenses

(ii) Berkeley Portfolio Report of Independent Registered Public Accounting Firm Statements of Revenue and Certain Expenses Notes to Statements of Revenue and Certain Expenses

(iii) Teresina at Lomas Verdes Report of Independent Registered Public Accounting Firm Statements of Revenue and Certain Expenses Notes to Statements of Revenue and Certain Expenses

(iv) Upper West Side Portfolio Report of Independent Registered Public Accounting Firm Statements of Revenue and Certain Expenses Notes to Statements of Revenue and Certain Expenses

(v) Greenwood Properties Report of Independent Registered Public Accounting Firm Statements of Revenue and Certain Expenses Notes to Statements of Revenue and Certain Expenses

(b) Pro Forma Financial Information

Equity Residential

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007 (unaudited)
Pro Forma Condensed Consolidated Statements of Operations for the nine-month period ended September 30, 2007 (unaudited) and for the year ended December 31, 2006 (unaudited)

ERP Operating Limited Partnership

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007 (unaudited)
Pro Forma Condensed Consolidated Statements of Operations for the nine-month period ended September 30, 2007 (unaudited) and for the year ended December 31, 2006 (unaudited)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: January 4, 2008	By:	/s/ Mark J. Parrell

	Name:	Mark J. Parrell

	Its:	Executive Vice President and Chief Financial Officer

Date: January 4, 2008	By:	/s/ Ian S. Kaufman

	Name:	Ian S. Kaufman

	Its:	First Vice President and Chief Accounting Officer

ERP OPERATING LIMITED PARTNERSHIP BY: EQUITY RESIDENTIAL, ITS GENERAL PARTNER

Date: January 4, 2008	By:	/s/ Mark J. Parrell

	Name:	Mark J. Parrell

	Its:	Executive Vice President and Chief Financial Officer

Date: January 4, 2008	By:	/s/ Ian S. Kaufman

	Name:	Ian S. Kaufman

	Its:	First Vice President and Chief Accounting Officer